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                               WM GROUP OF FUNDS

                      SUPPLEMENT DATED DECEMBER 5, 2001 TO
                         PROSPECTUS DATED MARCH 1, 2001
                           (AS REVISED JULY 1, 2001)

     1. On December 5, 2001, the Board of Trustees of WM Trust II, on behalf of its Growth Fund series, approved, and recommended shareholder approval of, separate Investment Sub-Advisory Agreements between WM Advisors, Inc. and each of (i) Columbia Management Company, (ii) OppenheimerFunds, Inc., and (iii) Janus Capital Corporation ("Janus"). Each Sub-Advisory Agreement, if approved, will take effect beginning March 1, 2002 (in the case of the new Sub-Advisory Agreement with Janus, on the date the former Sub-Advisory Agreement with Janus terminates, expected to be March 28, 2002). Janus currently serves as sole sub-advisor to the Fund and as such is responsible for the day-to-day management of all of the Fund's assets. WM Advisors, Inc. ("WM Advisors") believes that, given the relatively volatile nature of growth equity investing, the Fund could benefit from reduced volatility by allocating its assets among three sub-advisors, each of which will invest in equity securities of growth companies using its own distinct investment process. WM Advisors will determine the proportion of the Fund's assets, if any, to be managed by each sub-advisor.

     2. On December 5, 2001, the Board of Trustees of WM Trust I, on behalf of its Growth Fund of the Northwest series (the "Northwest Fund"), approved, and recommended shareholder approval of, an amendment to the Northwest Fund's investment objective. If approved by shareholders, the Northwest Fund's investment objective will be "long-term growth of capital," effective March 1, 2002. In addition, the Northwest Fund will be renamed the "West Coast Equity Fund."

     Accordingly, the following changes will be made to the Prospectus, effective March 1, 2002, subject to shareholder approval:

          a. The first sentence following the heading "Principal Investment Strategies and Risks" in the Prospectus will be replaced by the following sentence: "The Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington."

          b. Following the second paragraph under the heading "Principal Investment Strategies and Risks," the following disclosure will be added:
     "Under normal circumstances, at least 80% of the Fund's total assets will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region, or (ii) over 50% of their work force employed in the region, or (iii) over 50% of their sales within the region."

          c. In addition, the description of the Northwest Fund in the section "Description of the Portfolios and Funds" will be amended and restated in its entirety by the following:

          "WEST COAST EQUITY FUND. Under normal circumstances, at least 80% of the Fund's total assets will be invested in the common stocks of West Coast companies.

          The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 25% of its assets in REITs.

          Because the Fund concentrates its investments in companies located or doing business in the West Coast region, the Fund is not intended as a complete investment program, and could be adversely impacted by economic trends within this six-state area."

     3. The second sentence of the first paragraph under the heading "Individual Fund Managers" is replaced by the following: "Dan Coleman, Vice President and Senior Portfolio Manager of the Advisor, has been responsible for the day to day management of the Mid Cap Fund since December, 2001. Mr. Coleman joined WM Advisors in October, 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member/General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000."

     4. The two final sentences of the first paragraph under the heading "Individual Fund Managers" are deleted.